AUGUST 11, 2025
SUPPLEMENT TO
HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
Effective as of the close of business on August 8, 2025, Hartford Schroders Diversified Emerging Markets Fund was liquidated pursuant to a Plan of Liquidation. Accordingly, effective immediately, all references to Hartford Schroders Diversified Emerging Markets Fund in the above referenced Statutory Prospectus are deleted in their entirety.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7754
August 2025